UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 21, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



 Delaware                           1-9566                          95-4087449
(State of Incorporation) (Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,               90401-1490
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

      99.0     Monthly Financial Data as of May 31, 2004 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

  The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of May 31, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

  A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports,although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  June 21, 2004                       By:/s/ ____________________
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                      Page

99.0     Monthly Financial Information as of May 31, 2004                  3

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                      ended the month      ended the month    ended the month   5 months ended       5 months ended
                                         May 31, 2004       April 30,2004       May 31, 2003       May 31,2004          May 31,2003


Cash and investment securities       $        333,023  $         281,657  $         159,020  $          333,023   $         159,020
Total assets                         $      5,387,868  $       5,252,273  $       4,468,261  $        5,387,868   $       4,468,261

LOANS:
Total mortgage-backed securities     $        118,494  $         121,788  $         175,009  $          118,494   $         175,009
Total loans, net                     $      4,781,744  $       4,699,382  $       4,003,518  $        4,781,744   $       4,003,518
Loans originated/purchased:
  Single family loans                $        167,819  $         143,967  $         109,404  $          750,310   $         619,418
  Multi-family loans                           20,767             38,441             62,229             184,775             221,792
  Commercial real estate loans                  1,050                850                  -               9,666              14,311
  Other                                         7,213             13,128              5,214              42,022              26,903
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        196,849  $         196,386  $         176,847  $          986,773   $         882,424
                                        ==============    ===============    ===============    ================     ===============

Percentage of ARMs originated:                   100%                99%                61%                 98%                 66%

Loan repayments:
  Single family loans                $         84,657  $          93,646  $          81,741  $          376,935   $         393,984
  Multi-family and commercial real
  estate loans                                 26,733             41,533             46,517             183,213             234,636
  Other                                         4,641              2,319              3,149              24,378              24,289
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        116,031  $         137,498  $         131,407  $          584,526   $         652,909
                                        ==============    ===============    ===============    ================     ===============

Loans sold                           $            575   $              -   $          4,058  $            2,193   $          55,040


Average rate on loans
   originated/purchased                         4.37%              4.38%              4.90%               4.47%               5.06%
Percentage of portfolio in
   adjustable rate loans                       83.03%             82.36%             72.60%              83.03%              72.60%
Non-performing assets
   to total assets                              0.04%              0.05%              0.09%               0.04%               0.09%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      2,074,000  $       1,949,000  $       1,419,000  $        2,074,000   $       1,419,000
Reverse
repurchase                           $        115,224  $         115,224  $         139,725  $          115,224   $         139,725
   agreements

DEPOSITS:
Retail deposits                      $      2,545,493  $       2,538,422  $       2,391,719  $        2,545,493   $       2,391,719
Wholesale deposits                            204,710            191,748             95,052             204,710              95,052
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $      2,750,203  $       2,730,170  $       2,486,771  $        2,750,203   $       2,486,771
                                        ==============    ===============    ===============    ================     ===============

Net increase (decrease)              $         20,033  $          (2,810) $          28,091  $          192,777   $         (58,262)


AVERAGE INTEREST RATES:
Yield on loans                                  4.69%              4.71%              5.58%               4.77%               5.76%
Yield on investments                            2.82%              2.51%              1.92%               2.65%               3.21%
Yield on earning assets                         4.60%              4.61%              5.47%               4.67%               5.68%
Cost of deposits                                1.27%              1.26%              1.56%               1.28%               1.74%
Cost of borrowings                              2.41%              2.43%              3.24%               2.53%               3.41%
Cost of money                                   1.77%              1.75%              2.21%               1.81%               2.35%
Earnings spread                                 2.83%              2.86%              3.26%               2.86%               3.33%
Effective net spread                            2.93%              2.96%              3.40%               2.96%               3.47%
